EXHIBIT 99.1
------------




                 SECOND AMENDMENT TO AMENDED AND RESTATED
                      MULTICURRENCY CREDIT AGREEMENT

      This Second Amendment to Amended and Restated Multicurrency Credit Agreement is dated as of December 19, 2008 (this "Amendment"), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Borrower"), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Banks and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent").


                          PRELIMINARY STATEMENTS

      A. The Borrower, the guarantors party thereto (the "Guarantors"), the financial institutions listed on the signature pages thereof as Banks and the Administrative Agent have heretofore entered into that certain Amended and Restated Multicurrency Credit Agreement, dated as of June 6, 2007 (as amended by the First Amendment to Amended and Restated Multicurrency Credit Agreement dated as of June 16, 2008, the "Credit Agreement"); and

      B. The Borrower has asked the Banks and the Administrative Agent to amend certain covenants and related definitions, revise the Applicable Margin, and to make certain other amendments to the Credit Agreement as set forth herein and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I
                                DEFINITIONS

      SECTION 1.1 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                ARTICLE II
                                AMENDMENTS

      SECTION 2.1. Section 1.4(a) of the Credit Agreement is hereby amended by deleting the defined term "Domestic Rate" appearing therein and inserting in its place the following:

            "Domestic Rate" means, for any day, a rate per annum equal to the greatest of: (a) the rate of interest announced or otherwise established by the Person serving as Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the









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


            United States as in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be such Person's best or lowest rate),
            (b) the sum of (i) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Person serving as Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, PLUS
            (ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day PLUS 1.00%. As used herein, the term "LIBOR Quoted Rate" means, for any day, a rate per annum equal to the quotient of (i) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) divided by (ii) one (1) MINUS the Eurocurrency Reserve Percentage (calculated for this purpose as if each Domestic Rate Loan were a Eurocurrency
            Loan).

      SECTION 2.2. Section 1.4(b) of the Credit Agreement is hereby amended by adding the following defined term "LIBOR01 Page":

            "LIBOR01 Page" means the display designated as "Reuters Screen LIBOR01 Page" on the Reuters Service (or such other page as may replace the LIBOR01 Page on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

      SECTION 2.3  Section 4.1 of the Credit Agreement is hereby amended by
(i) deleting the defined terms "Adjusted EBIT" and "Total Funded Debt to Adjusted EBITDA Ratio", (ii) amending the defined terms "Applicable Margin", "Consolidated Net Worth", "Interest Coverage Ratio", "Guarantor", "Level I", "Level II", Level III", Level IV", "Level V", "Level VI", and "Permitted Adjustments" in their entirety and as so amended to read as set forth below, and (iii) inserting new defined terms "Adjusted EBITA", "Capital Expenditures", "Cash Flow Leverage Ratio", "Second Amendment", and "Second Amendment Effective Date", as set forth below in their proper alphabetical order:




















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


                  "Adjusted EBITA" means, for any period, Consolidated Net
            Income for such period PLUS all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense,
            (iii) all non-cash amounts properly charged for amortization of intangible assets on the books of the Parent and its Restricted Subsidiaries, (iv) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and
            (v) Permitted Adjustments; PROVIDED that any amounts added to Consolidated Net Income pursuant to clause (iv) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries.

                  "Applicable Margin" means, on any date for any Domestic
            Rate Loan, Eurocurrency Loan, Reimbursement Obligations and Facility Fees the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date:

                                               DOMESTIC
                                            RATE LOANS AND
                            EUROCURRENCY     REIMBURSEMENT    FACILITY
              LEVEL             LOANS         OBLIGATIONS        FEE
            -----------     ------------    --------------    --------

            Level I            1.650%           0.650%         0.350%
            Level II           1.875%           0.875%         0.375%
            Level III          2.100%           1.100%         0.400%
            Level IV           2.300%           1.300%         0.450%
            Level V            2.500%           1.500%         0.500%
            Level VI           3.000%           2.000%         0.500%

            ; PROVIDED that from the Second Amendment Effective Date until the Pricing Date for the fiscal quarter of the Parent ending September 30, 2009, the Borrower shall be in Level V if the Cash Flow Leverage Ratio is less than 3.00 to 1.00 and in Level VI if the Cash Flow Leverage Ratio is 3.00 to 1.00 or higher. On each day on which the Parent's unsecured long-term debt rating from Moody's Investors Service, Inc. is lower than Baa3 or from Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc., is lower than BBB- or either such rating is suspended or withdrawn, the Applicable Margin for Eurocurrency Loans, Domestic Rate Loans and Reimbursement Obligations for all levels shall be increased by 0.50%.

























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


                  "Capital Expenditures" means, with respect to any Person
            for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP.

                  "Cash Flow Leverage Ratio" means as of the last day of
            any calendar quarter the ratio of the Total Funded Debt as of such day to Adjusted EBITDA for the four calendar quarters then ended.

                  "Consolidated Net Worth" means, as of the date of any
            determination thereof, the amount reflected as stockholders' equity (calculated without giving effect to any change in "accumulated other comprehensive income or loss" since September 30, 2008) upon a consolidated balance sheet of the Parent and its Restricted Subsidiaries for such date computed on a consolidated basis in accordance with GAAP, PLUS, to the extent deducted in determining Net Income, (i) non-recurring cash and non-cash restructuring charges incurred between July 1, 2008 and December 31, 2009 not to exceed $50,000,000 in the aggregate for all periods and (ii) non-cash impairment charges related to the co-investments or goodwill of the Parent and its Restricted Subsidiaries incurred between July 1, 2008 and December 31, 2009 not to exceed $100,000,000 in the aggregate for all periods.

                  "Guarantor" means (i) the Parent, Jones Lang LaSalle
            Americas, Inc., a Maryland corporation, LaSalle Investment Management, Inc., a Maryland corporation, Jones Lang LaSalle International, Inc., a Delaware corporation, Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation, Jones Lang LaSalle Limited, a company organized under the laws of England and Wales, Jones Lang LaSalle GmbH, a company organized under the laws of Germany, or, in each case other than the Parent, its permitted successor or assign and (ii) any other Subsidiary of the Borrower designated by the Borrower as a Guarantor as required by Section 7.22 hereof.

                  "Interest Coverage Ratio" means as of the last day of any
            calendar quarter the ratio of the sum of Adjusted EBITA PLUS Rentals for the four calendar quarters then ended to the sum of Cash Interest Expense PLUS Rentals for the same four calendar quarters then ended.

                  "Level I" exists at any date if, at such date, the Cash
            Flow Leverage Ratio is less than 1.00 to 1.00.



















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


                  "Level II" exists at any date if, at such date, Level I
            does not exist and the Cash Flow Leverage Ratio is less than
            1.50 to 1.00.

                  "Level III" exists at any date if, at such date, neither
            Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.00 to 1.00.

                  "Level IV" exists at any date if, at such date, neither
            Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00.

                  "Level V" exists at any date if, at such date, neither
            Level I, Level II, Level III, nor Level IV exists and the Cash Flow Leverage Ratio is less than 3.00 to 1.00.

                  "Level VI" exists at any date if, at such date, none of
            Level I,  Level II, Level III, Level IV or Level V exists.

                  "Permitted Adjustment" means, for any period and without
            duplication, (i) transition charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent or any Restricted Subsidiary of all of the outstanding equity of (a) Spaulding and Slye LLC, a Delaware limited liability company, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods,
            (b) Kemper's Holding GmbH Company (now known as Kemper's Jones Lang LaSalle Retail GmbH), a German company, to the extent such charges do not exceed $5,000,000 in the aggregate for all periods and (c) Staubach Holdings, Inc., a Texas corporation ("Staubach"), to the extent such charges do not exceed $25,000,000 in the aggregate for all periods, (ii) deferred commissions earned by Staubach (net of commissions payable to brokers) for leasing activity, to the extent such activity was completed prior to the acquisition of Staubach by a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $15,000,000 for any trailing twelve-month period or $20,000,000 in the aggregate for all periods; (iii) non-recurring cash and non-cash restructuring charges incurred by the Parent or any Restricted Subsidiary prior to January 1, 2010 not to exceed $50,000,000 in the aggregate for all periods, and (iv) non-cash impairment charges related to co-investments or goodwill of the Parent and its Restricted Subsidiaries incurred prior to January 1, 2010, not to exceed $100,000,000 in the aggregate for all periods.

                  "Second Amendment" means the Second Amendment to Amended
            and Restated Multicurrency Credit Agreement dated as of December 19, 2008 by and among the Borrower, the Guarantors, the Banks and the Administrative Agent.



















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


                  "Second Amendment Effective Date" means the date upon
            which the Second Amendment became effective pursuant to its terms.

      SECTION 2.4 Section 5.4 of the Credit Agreement is hereby amended by deleting the date "December 31, 2006" appearing in the third line thereof and inserting in its place the date "December 31, 2007".

      SECTION 2.5. Sections 7.6(a)(iii) and 7.6(b) of the Credit Agreement are each amended by deleting the phrase "7.16, and 7.17" appearing therein and inserting in its place the phrase "7.16, 7.17, and 7.23".

      SECTION 2.6. Section 7.14(k) of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

                  (k) Acquisitions or Investments in a line of business related to that of the Parent and its Subsidiaries and Investments and commitments to make Investments, including guarantees of such commitments and guarantees of the commitments of employees of the Parent or any Subsidiary, directly and indirectly through Subsidiaries and other Persons in real estate and real estate related assets, including notes and other securities, PROVIDED that (i) no Default or Event of Default exists or would exist after giving effect to such Acquisition or Investment or commitment, (ii) in the case of an Acquisition, (I) the Board of Directors or other governing body or the holders of 100% of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition, and (II) the portion of the purchase price for such Acquisition paid by the Parent or any Subsidiary in cash, including the aggregate principal amount of all liabilities assumed in connection with such Acquisition other than Staubach Holdings Inc., shall not exceed $100,000,000 (or, prior to the delivery of the compliance certificate in compliance with
            Section 7.6(b) for the quarter ending September 30, 2009, $10,000,000) unless the Parent shall have received the prior written consent of the Required Banks, and (iii) in the case of Investments not constituting Acquisitions, such Investment funded in cash together with all other Investments funded in cash not constituting Acquisitions (excluding up to $75,000,000 of Investments in the aggregate that are in the form of a Guaranty) permitted under this subsection (k) (I) since the Effective Date reduced by the amount of proceeds of the disposition of all or any part of any Investments existing on the Effective Date or acquired thereafter does not exceed $300,000,000 in aggregate purchase price or (II) from and after























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


            the Second Amendment Effective Date until the delivery of the compliance certificate in compliance with Section 7.6(b) for the quarter ending September 30, 2009 does not exceed
            (A) $25,000,000 for any new single co-investment related to the commitment of the Parent and its Restricted Subsidiaries to LIC II in effect on the Second Amendment Effective Date or
            (B) $10,000,000 in the aggregate for any commitment to make an Investment or for all other Investments, in each case without the written consent of the Required Banks; or

      SECTION 2.7. Sections 7.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  SECTION 7.16. CASH FLOW LEVERAGE RATIO. The Parent will as of the last day of each calendar quarter during the relevant period set forth below, maintain the Cash Flow Leverage Ratio at not more than the corresponding ratio set forth opposite such period:

            Periods Ending                Cash Flow Leverage Ratio
                                          shall not be greater than

            December 31, 2008             3.50 to 1.00
            through September 30, 2009

            December 31, 2009             3.25 to 1.00
            and thereafter

      SECTION 2.8. Section 7.18 of the Credit Agreement is hereby amended in is entirety and as so amended shall read as follows:

                  SECTION 7.18. DIVIDENDS AND OTHER SHAREHOLDER DISTRIBUTIONS. The Parent shall only declare or pay dividends or make a distribution (other than dividends and distributions payable solely in its capital stock) of any kind (including by redemption or purchase other than purchases of outstanding capital stock in connection with the Parent's Stock Compensation Program, Employee Stock Purchase Plan, Stock Award and Incentive Plan and any similar programs or plans (the "Stock Plans")) on its outstanding capital stock, if no Default






























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


            or Event of Default exists prior to or would result after giving effect to such action; PROVIDED THAT prior to the delivery of the compliance certificate in compliance with
            Section 7.6(b) for the quarter ending September 30, 2009, without the written consent of the Required Banks, the Parent shall not (i) declare or pay any cash dividends on its common stock in excess of a semi-annual cash dividend of $0.25 per share of common stock or (ii) redeem, repurchase or otherwise acquire any of its capital stock, other than repurchases in connection with Stock Plans.

      SECTION 2.9. Section 7.19(d) and (h) of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

                  (d) Subordinated Indebtedness, PROVIDED THAT from the Second Amendment Effective Date to the date the compliance certificate for the quarter ending September 30, 2009 is delivered in compliance with Section 7.6(b), no new Subordinated Indebtedness shall be issued without the prior written consent of the Required Banks;

                  (h)   Indebtedness not otherwise permitted by this
            Section 7.19 of not more than $300,000,000 in aggregate principal amount outstanding on any date of determination for the Parent and its Restricted Subsidiaries, PROVIDED THAT from the Second Amendment Effective Date to the date the compliance certificate for the quarter ending September 30, 2009 is delivered in compliance with Section 7.6(b) such Indebtedness shall not exceed $150,000,000 without the prior written consent of the Required Banks; and

      SECTION 2.10. A new Section 7.23 is hereby added to the Credit Agreement immediately following Section 7.22 as follows:

                  SECTION 7.23 CAPITAL EXPENDITURES. The Parent shall not, nor shall it permit any of its Restricted Subsidiaries to, incur Capital Expenditures in an aggregate amount for the Parent and its Restricted Subsidiaries in excess of (i) $35,000,000 for the three months ending March 31, 2009,
            (ii) $50,000,000 for the six months ending June 30, 2009, or (ii) $60,000,000 for the nine months ending September 30, 2009.

      SECTION 2.11. Schedule I to Exhibit B to the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth as Addendum I attached to this Amendment



                                ARTICLE III
                      REPRESENTATIONS AND WARRANTIES


      SECTION 3.1. CREDIT AGREEMENT REPRESENTATIONS. In order to induce the Banks and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Bank as set forth in this Article III.










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


      SECTION 3.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent's, such Guarantor's and the Borrower's powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene either the Parent's, any Guarantor's or the Borrower's constituent documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Parent's, any Guarantor's or the Borrower's properties.

      SECTION 3.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

      SECTION 3.4. VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.



                                ARTICLE IV
                           CONDITIONS PRECEDENT
                         AND CONDITIONS SUBSEQUENT

      SECTION 4.1. CONDITIONS PRECEDENT TO EFFECTIVENESS. (a) The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

            (i) The Borrower, the Guarantors, the Administrative Agent, and the Required Banks shall have executed and delivered this Amendment;

            (ii)  The Administrative Agent shall have received
      (a) certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers and (b) certificates of Good Standing for each Guarantor to the extent relevant;






















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


            (iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request; and

            (iv) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on December 19, 2008 and on each day thereafter, but any payment of interest or fees due on or after December 19, 2008 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.

     SECTION 4.2. CONDITION SUBSEQUENT. On January 2, 2009 the Parent shall pay to the Administrative Agent an amendment fee in the amounts and for the benefit of the Banks as previously agreed to between the Arrangers and the Parent. The failure of the Borrower to pay any such fees on January 2, 2009 shall constitute an Event of Default.



                                 ARTICLE V
                         MISCELLANEOUS PROVISIONS

      SECTION 5.1.  RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT.

Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      SECTION 5.2. HEADINGS AND CAPITALIZED TERMS. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

      SECTION 5.3. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

      SECTION 5.4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Banks and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.














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


      SECTION 5.5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

      SECTION 5.6. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.






























































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


      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                        JONES LANG LASALLE FINANCE B.V.


                        By    /s/ Joseph J. Romenesko
                              -------------------------------------
                              Title Managing Director
                                    -------------------------------



                        JONES LANG LASALLE INCORPORATED,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              -------------------------------------
                              Title Executive Vice President
                                    and Treasurer
                                    -------------------------------



                        JONES LANG LASALLE CO-INVESTMENT, INC.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------



                        JONES LANG LASALLE INTERNATIONAL, INC.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------



                        LASALLE INVESTMENT MANAGEMENT, INC.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------










                                    S-1
                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                        JONES LANG LASALLE AMERICAS, INC.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------



                        JONES LANG LASALLE LIMITED,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Attorney-in-Fact
                                    ------------------------------



                        JONES LANG LASALLE GmbH,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Attorney-in-Fact
                                    ------------------------------



                        JONES LANG LASALLE NEW ENGLAND, L.L.C.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------



                        JONES LANG LASALLE BROKERAGE, INC.,
                        as Guarantor


                        By    /s/ Joseph J. Romenesko
                              ------------------------------------
                              Title Vice President and Treasurer
                                    ------------------------------



                        BANK OF MONTREAL,
                        as Administrative Agent and L/C Issuer


                        By    /s/ David L. Mistic
                              ------------------------------------
                              Title Vice President
                                    ------------------------------




                                    S-2
                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                        BMO CAPITAL MARKETS FINANCING, INC.,
                        as Swingline Bank and as a Bank


                        By    /s/ David L. Mistic
                              ------------------------------------
                              Title Vice President
                                    ------------------------------



                        BANK OF AMERICA, N.A.


                        By    /s/ Adam Goettsche
                              ------------------------------------
                              Title Senior Vice President
                                    ------------------------------



                        THE ROYAL BANK OF SCOTLAND plc


                        By    /s/ John Tulloch
                              ------------------------------------
                              Title Relationship Director
                                    ------------------------------



                        U.S. BANK NATIONAL ASSOCIATION


                        By    /s/ James DeVries
                              ------------------------------------
                              Title Senior Vice President
                                    ------------------------------



                        BARCLAYS BANK plc


                        By    /s/ Nicholas A. Bell
                              ------------------------------------
                              Title Director
                                    ------------------------------



                        FIFTH THIRD BANK (Chicago),
                        a Michigan banking corporation


                        By    /s/ Joseph A. Wemhoff
                              ------------------------------------
                              Title Vice President
                                    ------------------------------








                                    S-3
                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                        NATIONAL CITY BANK, successor by merger to National City Bank of the Midwest


                        By    /s/ Peter Westover
                              ------------------------------------
                              Title Vice President
                                    -----------------------------


                        WELLS FARGO BANK, N.A.


                        By    /s/ Andrew Cavallari
                              ------------------------------------
                              Title Vice President
                                    -----------------------------



                        PNC BANK, NATIONAL ASSOCIATION


                        By    /s/ Terri Wyda
                              ------------------------------------
                              Title Vice President
                                    ------------------------------



                        HSBC BANK PLC


                        By    /s/ Shripal Shah
                              ------------------------------------
                              Title Associate Director
                                    ------------------------------



                        THE BANK OF NEW YORK MELLON


                        By    /s/ Kenneth R. McDonnell
                              ------------------------------------
                              Title Vice President
                                    ------------------------------



                        THE NORTHERN TRUST COMPANY


                        By    /s/ Carol B. Conklin
                              ------------------------------------
                              Title Vice President
                                    ------------------------------










                                    S-4
                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                        COMERICA BANK


                        By    /s/ Heather A. Whiting
                              ------------------------------------
                              Title Vice President
                                    ------------------------------



                        DEUTSCHE BANK TRUST COMPANY AMERICAS


                        By    /s/ Joanna Soliman
                              ------------------------------------
                              Title Assistant Vice President
                                    ------------------------------


                        By    /s/ J T Coe
                              ------------------------------------
                              Title Managing Director
                                    ------------------------------


                        NATIXIS


                        By    /s/ Pieter van Tulder
                              ------------------------------------
                              Title Managing Director
                                    ------------------------------


                        By    /s/ Nicolas Regent
                              ------------------------------------
                              Title Director
                                    ------------------------------



                        WESTPAC BANKING CORPORATION


                        By    /s/ Bradley Scammell
                              ------------------------------------
                              Title Head of Corporate and
                                    Institutional Banking America
                                    ------------------------------



                        NATIONAL AUSTRALIA BANK LIMITED,
                        A.B.N. 12 004 044 937


                        By    /s/ Courtney Cloe
                              ------------------------------------
                              Title Director
                                    ------------------------------







                                    S-5
                                          Second Amendment to
                                          Jones Lang LaSalle Finance B.V.
                                          Multicurrency Credit Agreement

                                ADDENDUM I
                 SCHEDULE I TO THE COMPLIANCE CERTIFICATE



      Schedule of Compliance, as of the _________ day of _____________, _____, with the Sections of the Agreement set forth below:

1.    SECTION 7.14(k) (INVESTMENTS)


      A.    Investments acquired since the Effective Date   $____________

            Name              Amount
            ----              ------
            ___________       ___________

            ___________       ___________

            ___________       ___________


      B. The portion of Investments listed in Section 1A $____________ that have been disposed of

            Name              Amount
            ----              ------
            ___________       ___________

            ___________       ___________

            ___________       ___________


      C.    Line 1A MINUS Line 1B (must not                 $____________
            exceed $300,000,000 or other appropriate limitations)


      D.    The Borrower is in compliance                   Yes/No


2.    SECTION 7.15 (CONSOLIDATED NET WORTH)

      A.    Total stockholder's equity of the               $____________
            Parent and its Restricted Subsidiaries
            (calculated exclusive of any change
            in accumulated other comprehensive
            income since September 30, 2008)

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Non-recurring cash and
                  non-cash restructuring
                  incurred between July 1, 2008
                  and December 31, 2009, not to
                  exceed $50,000,000 in the
                  aggregate                                 $____________

            (ii)  Non-cash impairment charges
                  relating to co-investments
                  or goodwill incurred between
                  July 1, 2008 and December 31,
                  2009, not to exceed $100,000,000
                  in the aggregate                          $____________


      C.    Sum of Lines 2A, 2B(i) and 2B(ii)               $____________
            (must be equal to or greater than
            $___________)


      D.    The Borrower is in compliance                   Yes/No


3.    SECTION 7.16 (CASH FLOW LEVERAGE RATIO)

      A.    Total Funded Debt of the Parent and its         $____________
            Restricted Subsidiaries


      B.    Net Income                                      $____________


      C.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) depreciation of fixed assets and          $____________
                  amortization of intangible assets

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________


      D.    Sum of Lines 3B, 3C(i), 3C(ii), 3C(iii), 3C(iv) $____________
            and 3C(v) ("Adjusted EBITDA")


      E.    Ratio of Line 3A to Line 3D (not to exceed      ______ to 1.00
            ____ to 1.00)


      F.    The Borrower is in compliance                   Yes/No


4.    SECTION 7.17 (INTEREST COVERAGE RATIO)

      A.    Net Income                                      $____________

      B.    Amounts deducted in arriving at
            Net Income in respect of

            (i)   Interest Expense                          $____________

            (ii)  federal, state and local income taxes     $____________

            (iii) non-cash amortization of intangibles      $____________

            (iv)  non-cash contributions and accruals       $____________
                  to deferred profit sharing or
                  compensation plans

            (v)   Permitted Adjustments                     $____________

            (vi)  Rentals                                   $____________


      C.    Sum of Lines 4A, 4B(i), 4B(ii), 4B(iii),        $____________
            4B(iv), 4B(v) and 4B(vi)


      D.    Cash Interest Expense and Rentals               $____________


      E.    Ratio of Line 4C to Line 4D (not to exceed      ______ to 1.00
            ____ to 1.00)


      F.    The Borrower is in compliance                   Yes/No


5.    SECTION 7.23 (CAPITAL EXPENDITURES)

      A.    Capital expenditures from January 1, 2009:

            Through March 31, 2009 (not to exceed
            $35,000,000)                                    $____________

            Through June 30, 2009 (not to exceed
            $50,000,000)                                    $____________

            Through September 30, 2009 (not to
            exceed $60,000,000)                             $____________

      B.    The Borrower is in compliance                   Yes/No
























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